PIONEER [LOGO OMITTED]
ANNUISTAR[SM] VALUE
VALUE ANNUITY



APPLICATIONS FOR
ALL OTHER STATES AND ARIZONA
(NEW YORK NOT INCLUDED)

A FEW THINGS TO REMEMBER:

o Any optional riders may only be elected at the time this application is completed, and once elected cannot be cancelled.

o A death benefit will be paid to the beneficiaries on the death of the annuitant or any owner. However, if an annuitant dies, and a contingent annuitant is named, the contract will continue with the contingent annuitant as the newly named annuitant.

o Married couples listed as Joint Owners can continue the contract should their spouse die by writing "The survivor of (first AND last names)" in the Primary Beneficiary section.

[LOGO OMITTED]                                                    [LOGO OMITTED]

ENCLOSED ARE TWO PIONEER ANNUISTAR(SM) VALUE VARIABLE ANNUITY APPLICATIONS:

ALL STATES EXCEPT AZ AND NY (L19066APP)

ARIZONA (L19066APP AZ)


FOR YOUR INITIAL INVESTMENT
--------------------------------------------------------------------------------
|_| Application (AZ has a separate application. Pioneer AnnuiStar(SM) is not yet available in certain states.)
     Check www.pioneerfunds.com for state availability.

|_| NAIC Replacement Form - Required for all initial transactions in the following states: CO, HI, IA, LA, MD, MS, MT, NH, OR, VT (available in ADDITIONAL FORMS booklet).

|_| If you are electing any contract programs or options, see the ADDITIONAL FORMS section below.

|_|  If the registration is a trust, submit a Trust Certification Form.

|_| If you are sending a check, please make it payable to "Travelers Life & Annuity."

|_| For a 1035 Exchange/Transfer or rollover, see the 1035 EXCHANGES section below.


FOR 1035 EXCHANGES
--------------------------------------------------------------------------------
|_|  Transfer of Assets/1035 Form (L21959) - in ADDITIONAL FORMS Booklet

|_| Enclose the old contract or check "lost contract statement" on the Transfer of Assets/1035 Form.

|_| State Replacement Form - Must be completed if you reside in the following states and wish to 1035 exchange your money from an insurance company to Pioneer AnnuiStar(SM): AR, CA, DE, FL, GA, ID, IL, IN, KS, MA, MI, MN, MO, NC, NE, NM, NV, OH, OK, PA, SC, SD, TN, UT, VA, WA, WI, WY (states subject to change). Specific state replacement forms can be found on www.pioneerfunds.com.


ADDITIONAL FORMS BOOKLET
--------------------------------------------------------------------------------
|_|  Transfer of Assets (1035) Form (L-21959)

|_|  Principal Guarantee (GMWB) Withdrawal/Reset Form (L-18966)

|_|  Dollar Cost Averaging and Rebalancing Programs Form (L-19066REBDCA)

|_|  Systematic Withdrawal Program Form (L-19066SWP)

|_|  NAIC Replacement Form (L-16297)


DO YOU HAVE QUESTIONS ABOUT THE FORMS?
--------------------------------------------------------------------------------
Please call us at: 1-866-547-3793


REGULAR MAIL*                                OVERNIGHT MAIL
--------------------------------------------------------------------------------
Travelers Life & Annuity                     Travelers Life & Annuity
P.O. Box 990010                              One Cityplace
Hartford, CT 06199-0010                      Attn: New Business - 4CP
                                             Hartford, CT 06103-3415

*NOTE: Some broker/dealer firms require paperwork to be first sent to the home office.

[LOGO OMITTED]                                                    [LOGO OMITTED]

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY
ONE CITYPLACE, HARTFORD, CT 06103-3415

                                                    VARIABLE ANNUITY APPLICATION

OWNER INFORMATION (THE OWNER WILL BE USED FOR ALL CORRESPONDENCE AND TAX REPORTING PURPOSES)
--------------------------------------------------------------------------------
Name                          SS#

--------------------------------------------------------------------------------
Street Address                Sex                      Date of Birth
                              |_| Male   |_| Female
--------------------------------------------------------------------------------
City, State, Zip              U.S. Citizen  |_| Yes  |_| No
                              IF NO, PLEASE INDICATE COUNTRY OF CITIZENSHIP:

--------------------------------------------------------------------------------
JOINT OWNER INFORMATION (NONQUALIFIED ONLY)
--------------------------------------------------------------------------------
Name                          SS#                      Relationship to Owner

--------------------------------------------------------------------------------
Street Address                Sex                      Date of Birth
                              |_| Male   |_| Female
--------------------------------------------------------------------------------
City, State, Zip              U.S. Citizen  |_| Yes  |_| No
                              IF NO, PLEASE INDICATE COUNTRY OF CITIZENSHIP:

--------------------------------------------------------------------------------
ANNUITANT (IF DIFFERENT FROM OWNER) IF NO ANNUITANT IS SPECIFIED, THE OWNER STATED ABOVE WILL BE THE ANNUITANT
--------------------------------------------------------------------------------
Name                          SS#                      Relationship to Owner

--------------------------------------------------------------------------------
Street Address                Sex                      Date of Birth
                              |_| Male   |_| Female
--------------------------------------------------------------------------------
City, State, Zip              U.S. Citizen  |_| Yes  |_| No
                              IF NO, PLEASE INDICATE COUNTRY OF CITIZENSHIP:

--------------------------------------------------------------------------------
CONTINGENT ANNUITANT (NONQUALIFIED ONLY) NOT A REQUIRED FIELD
--------------------------------------------------------------------------------
Name                          SS#                      Relationship to Owner

--------------------------------------------------------------------------------
Street Address                Sex                      Date of Birth
                              |_| Male   |_| Female
--------------------------------------------------------------------------------
City, State, Zip              U.S. Citizen  |_| Yes  |_| No
                              IF NO, PLEASE INDICATE COUNTRY OF CITIZENSHIP:

--------------------------------------------------------------------------------
BENEFICIARY INFORMATION
--------------------------------------------------------------------------------
If no boxes are checked, the default will be primary beneficiaries. Unless otherwise indicated, proceeds will be divided equally. Use Special Requests section to provide additional beneficiaries or beneficiary information. Unless otherwise indicated, if any of the beneficiaries predecease the Owner and/or Annuitant, payment due to multiple beneficiaries shall be paid in equal shares to the surviving beneficiaries.
--------------------------------------------------------------------------------

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent


L-19066APP                 ALL STATES EXCEPT AZ AND NY                Rev. 10/03

TYPE OF PLAN (PLEASE CHECK ONLY ONE)                   INITIAL PURCHASE PAYMENT
-------------------------------------------------------------------------------------------
|_| Nonqualified         |_| Roth IRA Conversion       $___________________________________
|_| IRA Rollover         |_| Roth IRA Rollover          MINIMUM PAYMENT REQUIREMENTS:
|_| 403(b) TSA Transfer  |_| Other___________           Pioneer AnnuiStar(SM) Value  $5,000

REPLACEMENT INFORMATION
--------------------------------------------------------------------------------
WILL THE PURCHASE OF THIS ANNUITY RESULT IN THE REPLACEMENT, TERMINATION OR CHANGE IN VALUE OF ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT IN
THIS OR ANY OTHER COMPANY?    |_| Yes   |_| No

If yes, provide the information below: Use the Special Requests section to provide additional insurance companies and contract numbers. Attach any required state replacement and/or 1035 exchange/transfer forms, which may also be required if there is an existing policy/contract and replacement is not involved.

INSURANCE COMPANY NAME                       CONTRACT NUMBER
                       --------------------                 --------------------

INVESTMENT OPTIONS (TOTAL MUST EQUAL 100%)
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series II              %    Pioneer International Value VCT Portfolio - Class II Shares     %
AIM V.I. Mid Cap Core Equity - Series II                    %    Pioneer Mid Cap Value VCT Portfolio - Class II Shares           %
Franklin Rising Dividends Securities Fund - Class 2 Shares  %    Pioneer Real Estate Shares VCT Portfolio - Class II Shares      %
Franklin Small Cap Fund - Class 2 Shares                    %    Pioneer Small Cap Value VCT Portfolio - Class II Shares         %
Oppenheimer Capital Appreciation Fund/VA - Service Shares   %    Pioneer Small Company VCT Portfolio - Class II Shares           %
Oppenheimer Global Securities Fund/VA - Service Shares      %    Pioneer Strategic Income VCT Portfolio - Class II Shares        %
Pioneer America Income VCT Portfolio - Class II Shares      %    Pioneer Value VCT Portfolio - Class II Shares                   %
Pioneer Balanced VCT Portfolio - Class II Shares            %    Salomon BrothersVariable Emerging Growth Fund - Class II Shares %
Pioneer Emerging Markets VCT Portfolio - Class II Shares    %    Salomon Brothers Variable Total Return Fund - Class II Shares   %
Pioneer Equity Income VCT Portfolio - Class II Shares       %    Templeton Foreign Securities Fund - Class 2 Shares              %
Pioneer Europe VCT Portfolio - Class II Shares              %    Travelers Money Market Portfolio                                %
Pioneer Fund VCT Portfolio - Class II Shares                %                                                                    %
Pioneer Growth Shares VCT Portfolio - Class II Shares       %                                                                    %
Pioneer High Yield VCT Portfolio - Class II Shares          %    TOTAL:                                                       100%

DEATH BENEFIT SELECTION (BENEFICIARY PROTECTION)
--------------------------------------------------------------------------------
PLEASE SELECT ONE OF THE FOLLOWING OPTIONS FOR THE VARIABLE ANNUITY PRODUCT YOU ARE PURCHASING.
IF NO OPTION IS CHECKED, YOU WILL RECEIVE THE STANDARD DEATH BENEFIT.
--------------------------------------------------------------------------------
PIONEER ANNUISTAR(SM) VALUE
|_| Standard (includes Annual Step-Up)
|_| Roll-Up (NOT AVAILABLE IN WA)

ADDITIONAL OPTIONS
--------------------------------------------------------------------------------
THESE OPTIONS ARE AVAILABLE FOR AN ADDITIONAL COST.
--------------------------------------------------------------------------------
ENHANCED STEPPED-UP PROVISION (ESP), an optional earnings enhancement rider for your beneficiaries
|_| I wish to select the Enhanced Stepped-Up Provision Rider (Not available in
WA)

PRINCIPAL GUARANTEE, an optional Guaranteed Minimum Withdrawal Benefit Rider |_| I wish to select the Guaranteed Minimum Withdrawal Benefit Rider


L-19066APP               ALL STATES EXCEPT AZ AND NY                  Rev. 10/03

SPECIAL PROGRAMS
--------------------------------------------------------------------------------
THESE OPTIONS ARE AVAILABLE AT NO ADDITIONAL COST. IF CHECKED, PLEASE ATTACH APPROPRIATE FORM.
--------------------------------------------------------------------------------
|_| Dollar Cost Averaging

|_| Rebalancing

|_| Systematic Withdrawal

--------------------------------------------------------------------------------
SPECIAL REQUESTS

--------------------------------------------------------------------------------

DISCLOSURE & ACKNOWLEDGMENT
--------------------------------------------------------------------------------
NOTICE OF INSURANCE FRAUD: The following states require insurance applicants to acknowledge a fraud warning statement. Please refer to and read the fraud warning statement for your state as indicated below. Your signature(s) below confirms that you have read the applicable warning for your state.

ARKANSAS, COLORADO, WASHINGTON D.C., KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, AND VIRGINIA: Any person who knowingly presents false, fraudulent, incomplete, or misleading information in a claim for payment of a loss or benefit or in an application for insurance may be guilty of a crime and subject to criminal and civil penalties and denial of benefits.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to civil and criminal penalties.

OKLAHOMA: WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the process of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

TRUST AS OWNER: In Nonqualified situations, if the owner is a trust, I/we hereby certify that the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

I/WE UNDERSTAND THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PURCHASE PAYMENT IS RECEIVED AND THE APPLICATION IS APPROVED IN THE HOME OFFICE OF THE COMPANY. I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. NO REPRESENTATIVE IS AUTHORIZED TO MAKE CHANGES TO THE CONTRACT OR APPLICATION.

I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.

OWNER SIGNATURES
--------------------------------------------------------------------------------
OWNER'S SIGNATURE        CITY, STATE WHERE SIGNED (REQUIRED)          DATE


--------------------------------------------------------------------------------
JOINT OWNER'S SIGNATURE                                               DATE


--------------------------------------------------------------------------------
REPRESENTATIVE USE ONLY
--------------------------------------------------------------------------------
I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE
POLICY?        |_| YES        |_| NO

--------------------------------------------------------------------------------
REPRESENTATIVE'S NAME (PLEASE PRINT)              DATE

--------------------------------------------------------------------------------
REPRESENTATIVE'S SIGNATURE                        SS#

--------------------------------------------------------------------------------
PHONE #                       FAX #               LICENSE # (FLORIDA ONLY)

--------------------------------------------------------------------------------
BROKER/DEALER                                     SELECT ONE:

                                                  |_| A    |_| B    |_| C
--------------------------------------------------------------------------------


L-19066APP                  ALL STATES EXCEPT AZ AND NY               Rev. 10/03

                      THIS PAGE INTENTIONALLY LEFT BLANK.

[LOGO OMITTED]                                                    [LOGO OMITTED]

THE TRAVELERS INSURANCE COMPANY
THE TRAVELERS LIFE AND ANNUITY COMPANY
ONE CITYPLACE, HARTFORD, CT 06103-3415

                                                    VARIABLE ANNUITY APPLICATION

OWNER INFORMATION (THE OWNER WILL BE USED FOR ALL CORRESPONDENCE AND TAX REPORTING PURPOSES)
--------------------------------------------------------------------------------
Name                          SS#

--------------------------------------------------------------------------------
Street Address                Sex                      Date of Birth
                              |_| Male   |_| Female
--------------------------------------------------------------------------------
City, State, Zip              U.S. Citizen  |_| Yes  |_| No
                              IF NO, PLEASE INDICATE COUNTRY OF CITIZENSHIP:

--------------------------------------------------------------------------------
JOINT OWNER INFORMATION (NONQUALIFIED ONLY)
--------------------------------------------------------------------------------
Name                          SS#                      Relationship to Owner

--------------------------------------------------------------------------------
Street Address                Sex                      Date of Birth
                              |_| Male   |_| Female
--------------------------------------------------------------------------------
City, State, Zip              U.S. Citizen  |_| Yes  |_| No
                              IF NO, PLEASE INDICATE COUNTRY OF CITIZENSHIP:

--------------------------------------------------------------------------------
ANNUITANT (IF DIFFERENT FROM OWNER) IF NO ANNUITANT IS SPECIFIED, THE OWNER STATED ABOVE WILL BE THE ANNUITANT
--------------------------------------------------------------------------------
Name                          SS#                      Relationship to Owner

--------------------------------------------------------------------------------
Street Address                Sex                      Date of Birth
                              |_| Male   |_| Female
--------------------------------------------------------------------------------
City, State, Zip              U.S. Citizen  |_| Yes  |_| No
                              IF NO, PLEASE INDICATE COUNTRY OF CITIZENSHIP:

--------------------------------------------------------------------------------
CONTINGENT ANNUITANT (NONQUALIFIED ONLY) NOT A REQUIRED FIELD
--------------------------------------------------------------------------------
Name                          SS#                      Relationship to Owner

--------------------------------------------------------------------------------
Street Address                Sex                      Date of Birth
                              |_| Male   |_| Female
--------------------------------------------------------------------------------
City, State, Zip              U.S. Citizen  |_| Yes  |_| No
                              IF NO, PLEASE INDICATE COUNTRY OF CITIZENSHIP:

--------------------------------------------------------------------------------
BENEFICIARY INFORMATION
--------------------------------------------------------------------------------
If no boxes are checked, the default will be primary beneficiaries. Unless otherwise indicated, proceeds will be divided equally. Use Special Requests section to provide additional beneficiaries or beneficiary information. Unless otherwise indicated, if any of the beneficiaries predecease the Owner and/or Annuitant, payment due to multiple beneficiaries shall be paid in equal shares to the surviving beneficiaries.
--------------------------------------------------------------------------------

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

Full Name (First, M.I., Last)   |_| Primary       SSN/TIN       Relationship to Owner    % to Receive
                                |_| Contingent

--------------------------------------------------------------------------------
NOTICE FOR RESIDENTS OF ARIZONA: ON WRITTEN REQUEST, WE WILL PROVIDE YOU WITHIN REASONABLE TIME, REASONABLE FACTUAL INFORMATION REGARDING THE BENEFITS AND PROVISIONS OF THE ANNUITY CONTRACT. IF FOR ANY REASON YOU ARE NOT SATISFIED WITH THE ANNUITY CONTRACT, YOU MAY RETURN THE ANNUITY CONTRACT TO US OR TO THE AGENT WHO SOLD YOU THIS ANNUITY WITHIN 10 DAYS AFTER IT IS DELIVERED TO YOU. WE WILL REFUND THE CONTRACT VALUE.
--------------------------------------------------------------------------------

L-19066APP AZ                        ARIZONA                          Rev. 10/03

TYPE OF PLAN (PLEASE CHECK ONLY ONE)                   INITIAL PURCHASE PAYMENT
-------------------------------------------------------------------------------------------
|_| Nonqualified         |_| Roth IRA Conversion       $___________________________________
|_| IRA Rollover         |_| Roth IRA Rollover          MINIMUM PAYMENT REQUIREMENTS:
|_| 403(b) TSA Transfer  |_| Other___________           Pioneer AnnuiStar(SM) Value  $5,000


REPLACEMENT INFORMATION
--------------------------------------------------------------------------------
WILL THE PURCHASE OF THIS ANNUITY RESULT IN THE REPLACEMENT, TERMINATION OR CHANGE IN VALUE OF ANY EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT IN
THIS OR ANY OTHER COMPANY?    |_| Yes   |_| No

If yes, provide the information below: Use the Special Requests section to provide additional insurance companies and contract numbers. Attach any required state replacement and/or 1035 exchange/transfer forms, which may also be required if there is an existing policy/contract and replacement is not involved.

INSURANCE COMPANY NAME                       CONTRACT NUMBER
                       --------------------                 --------------------

INVESTMENT OPTIONS (TOTAL MUST EQUAL 100%)
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund - Series II              %    Pioneer International Value VCT Portfolio - Class II Shares     %
AIM V.I. Mid Cap Core Equity - Series II                    %    Pioneer Mid Cap Value VCT Portfolio - Class II Shares           %
Franklin Rising Dividends Securities Fund - Class 2 Shares  %    Pioneer Real Estate Shares VCT Portfolio - Class II Shares      %
Franklin Small Cap Fund - Class 2 Shares                    %    Pioneer Small Cap Value VCT Portfolio - Class II Shares         %
Oppenheimer Capital Appreciation Fund/VA - Service Shares   %    Pioneer Small Company VCT Portfolio - Class II Shares           %
Oppenheimer Global Securities Fund/VA - Service Shares      %    Pioneer Strategic Income VCT Portfolio - Class II Shares        %
Pioneer America Income VCT Portfolio - Class II Shares      %    Pioneer Value VCT Portfolio - Class II Shares                   %
Pioneer Balanced VCT Portfolio - Class II Shares            %    Salomon BrothersVariable Emerging Growth Fund - Class II Shares %
Pioneer Emerging Markets VCT Portfolio - Class II Shares    %    Salomon Brothers Variable Total Return Fund - Class II Shares   %
Pioneer Equity Income VCT Portfolio - Class II Shares       %    Templeton Foreign Securities Fund - Class 2 Shares              %
Pioneer Europe VCT Portfolio - Class II Shares              %    Travelers Money Market Portfolio                                %
Pioneer Fund VCT Portfolio - Class II Shares                %                                                                    %
Pioneer Growth Shares VCT Portfolio - Class II Shares       %                                                                    %
Pioneer High Yield VCT Portfolio - Class II Shares          %    TOTAL:                                                       100%

DEATH BENEFIT SELECTION (BENEFICIARY PROTECTION)
--------------------------------------------------------------------------------
PLEASE SELECT ONE OF THE FOLLOWING OPTIONS FOR THE VARIABLE ANNUITY PRODUCT YOU ARE PURCHASING.
IF NO OPTION IS CHECKED, YOU WILL RECEIVE THE STANDARD DEATH BENEFIT.
--------------------------------------------------------------------------------
PIONEER ANNUISTAR(SM) VALUE
|_| Standard (includes Annual Step-Up)
|_| Roll-Up (NOT AVAILABLE IN WA)

ADDITIONAL OPTIONS
--------------------------------------------------------------------------------
THESE OPTIONS ARE AVAILABLE FOR AN ADDITIONAL COST.
--------------------------------------------------------------------------------
ENHANCED STEPPED-UP PROVISION (ESP), an optional earnings enhancement rider for your beneficiaries
|_| I wish to select the Enhanced Stepped-Up Provision Rider (Not available in
WA)

PRINCIPAL GUARANTEE, an optional Guaranteed Minimum Withdrawal Benefit Rider |_| I wish to select the Guaranteed Minimum Withdrawal Benefit Rider


L-19066APP AZ                          ARIZONA                        Rev. 10/03

SPECIAL PROGRAMS
--------------------------------------------------------------------------------
THESE OPTIONS ARE AVAILABLE AT NO ADDITIONAL COST. IF CHECKED, PLEASE ATTACH APPROPRIATE FORM.
--------------------------------------------------------------------------------
|_| Dollar Cost Averaging

|_| Rebalancing

|_| Systematic Withdrawal

--------------------------------------------------------------------------------
SPECIAL REQUESTS

--------------------------------------------------------------------------------

DISCLOSURE & ACKNOWLEDGMENT
--------------------------------------------------------------------------------
TRUST AS OWNER: In Nonqualified situations, if the owner is a trust, I/we hereby certify that the trust is solely for the benefit of a natural person and not a Deferred Compensation Plan.

I/WE UNDERSTAND THE CONTRACT WILL TAKE EFFECT WHEN THE FIRST PURCHASE PAYMENT IS RECEIVED AND THE APPLICATION IS APPROVED IN THE HOME OFFICE OF THE COMPANY. I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. NO REPRESENTATIVE IS AUTHORIZED TO MAKE CHANGES TO THE CONTRACT OR APPLICATION.

I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.


OWNER SIGNATURES
--------------------------------------------------------------------------------
OWNER'S SIGNATURE        CITY, STATE WHERE SIGNED (REQUIRED)          DATE


--------------------------------------------------------------------------------
JOINT OWNER'S SIGNATURE                                               DATE


--------------------------------------------------------------------------------
REPRESENTATIVE USE ONLY
--------------------------------------------------------------------------------
I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

WILL THE CONTRACT APPLIED FOR REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE
POLICY?        |_| YES        |_| NO

--------------------------------------------------------------------------------
REPRESENTATIVE'S NAME (PLEASE PRINT)              DATE

--------------------------------------------------------------------------------
REPRESENTATIVE'S SIGNATURE                        SS#

--------------------------------------------------------------------------------
PHONE #                       FAX #

--------------------------------------------------------------------------------
BROKER/DEALER                                     SELECT ONE:

                                                  |_| A    |_| B    |_| C
--------------------------------------------------------------------------------


L-19066APP AZ                           ARIZONA                       Rev. 10/03

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